UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 24, 2023
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
On July 24, 2023, Junko Swain was appointed to the position of Senior Vice President and Chief Accounting Officer of Workiva Inc. (the “Company”, “we” or “us”), effective August 14, 2023.
Jill E. Klindt, who served as the Company’s Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer, will no longer act as the Company’s Chief Accounting Officer, effective August 14, 2023, but will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer.
Pursuant to the terms of Ms. Swain's offer letter, the Company has set the compensation of Ms. Swain, including an initial annual base salary at $365,000, and a target bonus opportunity of 40% for 2023. Additionally, the Compensation Committee of the Board of Directors (the "Compensation Committee") has approved a grant of restricted stock units with a grant date value of $2,000,000 pursuant to the Workiva Inc. 2014 Equity Incentive Plan, vesting in four equal annual installments commencing on the first anniversary of the grant date. The compensation amounts and targets are subject to review and change for future periods as determined by the Compensation Committee and as described in the “Compensation Discussion and Analysis” section of the 2023 Proxy Statement.
Ms. Swain, 59, has served on the board of Velocity Global, LLC as an independent director and chair of the audit committee since October 2022. Prior to joining Workiva, Ms. Swain served as Chief Accounting Officer and Treasurer at Upwork Inc. (NASDAQ: UPWK) from January 2020 to June 2022; and as its VP, Corporate Controller and Treasurer from November 2015 to December 2019, where she led the transformation of its finance operations throughout the IPO process. Prior to that, Ms. Swain held senior leadership positions at several technology companies, including KIXEYE, Worldpay, Inc. (formerly Vantiv, Inc.) (NYSE: WP), Apple Inc. (NASDAQ: AAPL), VMWare, Inc. (NYSE: VMW) and eBay Inc. (NASDAQ: EBAY), and also served as an auditor at Deloitte. Ms. Swain holds a Bachelor of Business Administration with a major in Accounting from University of Hawaii.
There are no family relationships between Ms. Swain and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer of the Company, and Ms. Swain does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of July, 2023.

WORKIVA INC.

By:	/s/ Brandon E. Ziegler
Name:	Brandon E. Ziegler
Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary